EXHIBIT 99.1

BANK OF HAWAII CORPORATION

CERTIFICATION

We hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of Bank of Hawaii Corporation (the “Issuer”) for the annual period ended December 31, 2002 (the “Annual Report”):

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/    Michael E. O’Neill

(Signature)

Michael E. O’Neill

Chairman, Chief Executive Officer and President

/s/     Allan R. Landon

(Signature)

Allan R. Landon

Vice Chairman, Treasurer and Chief Financial Officer

February 27, 2003